S000030192 [Member] Investment Strategy - AMG GW&K Small/Mid Cap Growth Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-capitalization companies. The Fund primarily invests in common stock and preferred stock of U.S. small- and mid-capitalization companies. The Fund currently defines small- and mid-capitalization companies to be those with market capitalizations at the time of purchase between $250 million and $10 billion or otherwise within the range of capitalizations of companies in the Russell 2500 Growth Index (between $119.4 million and $18.32 billion as of April 30, 2025, the date of the latest reconstitution of the Index (implemented by the Index June 27, 2025)). This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this threshold. Because of this, the Fund may have less than 80% of its net assets in securities of small- and mid-capitalization companies at any given time.
Through its fundamental research and proprietary screening, GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), seeks to identify quality companies with growth oriented characteristics. GW&K seeks to assemble a portfolio of securities diversified as to companies and sectors.
The Subadviser seeks to focus on quality small- and mid-capitalization companies with sound management and long-term sustainable growth. In selecting companies for the Fund, the Subadviser looks for firms with the following key attributes:
○Experienced, tenured, high quality management;
○Business models that deliver consistent long-term growth;
○Leading companies in attractive and defensible niche markets;
○Strong financial characteristics; and
○Appropriate valuation.